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                                                                    EXHIBIT 10.2



To the Board of Directors
Northern Star Financial, Inc.
Mankato, Minnesota 56001


We consent to the use of our report dated July 29, 1998, relating to the balance sheet as of June 30, 1998, and the related statements of operation, changes in stockholder's equity, and cash flows from inception (January 22, 1998) to June 30, 1998 of Northern Star Financial, Inc. (a development stage company) and to the use of our name under the caption of "Experts" in the Form SB-1 Registration Statement and Prospectus of Northern Star Financial, Inc.



/s/ Bertram Cooper & Co., LLP
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Bertram Cooper & Co., LLP

September 30, 1998